SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 14, 2004

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                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)





             Delaware                   024996                 13-3645702
 (State or other jurisdiction of    (Commission file         (I.R.S. employer
  incorporation or organization)        number)             identification no.)




            805 Third Avenue,
         New York, New York 10022                                  10022
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (212) 271-7640






         (Former name or former address, if changed since last report.)



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ITEM 5.  Other Events and Regulation FD Disclosure

      On June 14, 2004, the Registrant announced financial results for the three and nine months ended April 30, 2004. For the three months ended April 30, 2004, the Registrant reported revenue of $2,900,000 and a net loss of $662,000, equal to a loss of $0.05 per fully diluted common share, compared to revenue of $3,100,000 a net loss of $1,100,000, equal to a loss of $0.11 per fully diluted common share, for the three months ended April 30, 2003. For the nine months ended April 30, 2004, the Registrant reported revenue of $8,800,000 and a net loss of 3,000,000, equal to a loss of $0.23 per fully diluted common share, compared to revenue of $9,000,000 and a net loss of $3,900,000, equal to a loss of $0.37 per fully diluted common share, for the nine months ended April 30, 2003.

      On June 14, 2004, the Registrant announced the election of Thomas J. Stallings, the Registrant's Chief Executive Officer, to its Board of Directors. The Registrant also announced that its Board of Directors has accepted the resignation of Walter M. Psztur, the Registrant's Chief Financial Officer. Michael Piccininni, the Registrant's Corporate Controller, will be fulfilling the responsibilities of Chief Financial Officer while the Registrant continues its search for a new Chief Financial Officer.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

      Exhibit No.   Description
      -----------   -----------

         99.1       Press Release of Internet Commerce Corporation, dated
                    June 14, 2004.

ITEM 12. Results of Operation and Financial Condition.

      On June 14, 2004, the Registrant issued a press release announcing its financial results for the three and nine months ended April 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. As such, such exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2004

                                    INTERNET COMMERCE CORPORATION



                                    By: /s/ Thomas J. Stallings
                                       -----------------------------
                                       Thomas J. Stallings
                                       Chief Executive Officer



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                                  Exhibit Index
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      Exhibit No.   Description
      -----------   -----------

         99.1       Press Release of Internet Commerce Corporation, dated
                    June 14, 2004.




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